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March 4, 1999

Via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re:      Southland Separate Account A1:  File No. 811-8976; CIK No.  0000938474
         Southland Separate Account L1:  File No. 811-9106; CIK No.  0001001980

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended, (the "Act"), Southland Separate Accounts A1 and L1, each a unit investment trust, registered under the Act, recently mailed to its contract owners the annual reports for the underlying management investment companies (the "Underlying Funds"). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30b2-1 under the Act, the Underlying Funds have filed their annual reports with the Commission via EDGAR. Those filings are incorporated herein by reference.

Please do not hesitate to call me at (770) 618-3910 with any questions.

Sincerely,


/s/ Daniel B. Lazarus
Daniel B. Lazarus
Director -- Variable Compliance